UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

USCA Fund Trust

USCA Premium Buy-Write Fund

Annual Report
September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, www.uscashield.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-(844) 877-4539 (USSHLDX) or by sending an email request to SHLDX@uscallc.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-(844) 877-4539 (USSHLDX) or send an email request to SHLDX@uscallc.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

USCA Fund Trust
Table of Contents

USCA Fund Trust

Shareholder Letter

September 30, 2020

Dear Shareholder,

For the trailing 12-month period ended September 30, 2020, the USCA Premium Buy-Write Fund (Fund) trailed the S&P Index1 (S&P 500) while markedly outperforming the Fund’s primary benchmark, the CBOE BuyWrite Index2 (BXM). Over the period, the Fund returned -0.54%, while the S&P 500 and BXM returned 15.15% and -5.66%, respectively.

Market Environment

A quick look at a chart of the S&P 500 Index for the past several years clearly demonstrates a significant increase in volatility over the past 12 months. News on COVID-19 (favorable or unfavorable) is generally blamed for the big swings in the market, but we believe there are other factors at work as well. In March of this year, as businesses closed their doors and adjusted for the lock-down that accompanied the pandemic, the market (as measured by the S&P 500 Index) did what should be expected when a swift downward economic shift occurs; it crashed. Investment professionals don’t normally use “crash” to describe the market, but “correction” and “adjustment” seem totally inappropriate given the extent of the damage in such a short period of time.

However the drop is labeled, it clearly had some unusual features. When the market drops, investors have historically benefited from owning gold and US Treasuries. In this instance, they did not. Treasuries were particularly weak. Perhaps, there is growing concern about the level of U.S. indebtedness. As the U.S. sells more Treasuries to fund the spending that accompanied the massive amount of stimulus injected into the economy, eventually supply begins to overwhelm demand and Treasury prices fall.

Performance Discussion

Another unusual result during this volatile period has been the underperformance of the BXM compared to the S&P 500. Buy-write strategies typically outperform during periods of volatility, leading one to question whether this aberrational occurrence or whether there is something at play here longer term? We believe this is an aberrational occurrence. In the investment world, no strategy, regardless of how good it may appear to be, works every time. We believe that a covered call strategy is more likely to outperform the S&P 500 in periods of volatility, but “more likely” most certainly does not mean “always”.

We were pleased with the Fund’s performance relative to the BXM that we largely attribute (1) to our process of attempting to eliminate high risk stocks from the Fund’s portfolio as well as (2) the management of the Fund’s exposure to the market generally through our call option program, both of which are not present in the construction of the BXM. The Fund’s underperformance relative to the S&P 500 was largely due to the snapback rally that followed the “crash” in March where the Fund earned approximately 14% relative to the S&P 500’s 31% during the same period. A portfolio hedged with covered calls like the Fund is expected to reduce risk but will very likely not keep up with the broad market during extremely strong periods, as witnessed during the six-month period ended September 30, 2020.

Looking Ahead

It is reasonable to assume that, as the COVID-induced recession begins to fade, the economy will recover to some degree. The strength and timing of the recovery will be the focus of economists and investment strategists. We will continue to listen to what these pundits forecast, knowing that an educated guess has limited value. At the moment, the consensus seems to indicate a probable increase in earnings over the coming year and an increase in inflation. It is likely that the recent increase in market volatility will continue as realized economic data supports or contradicts current economic thinking. Despite the threat of stock volatility, inflation is the enemy of bonds. Investors will need to decide if the threat of inflation on a 10-Year Treasury yielding less than 1% is a greater that the risk of owning stocks.

Thank You

We are grateful to our shareholders for your trust. We believe that trust is well placed.

Must be preceded or accompanied by a prospectus.

The USCA Premium Buy-Write Fund is distributed by Quasar Distributors, LLC. USCA Asset Management LLC, the fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the USCA Premium Buy- Write Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund's gain, if any, on its underlying securities and the Fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Indices and Glossary of Terms

[1]	S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

[2]	CBOE S&P 500 BuyWrite Index. The CBOE S&P 500 BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPX) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this index.

Diversification does not guarantee a profit or protect from loss in a declining market.

USCA Fund Trust

USCA Premium Buy-Write Fund

September 30, 2020

Hypothetical Growth of a $10,000 Investment

Average Annual Returns

For Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception	Inception Date
Institutional Class	-0.54%	n/a	3.09%	11/29/16

S&P 500 Index	15.15%	n/a	13.86%	11/29/16

CBOE S&P 500 BuyWrite Index	-5.66%	n/a	3.14%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns greater than 1 year are annualized. The Fund's total annual operating expense ratio, gross of any fee waiver, is 1.65% for Institutional Class shares per the Fund's prospectus dated January 27, 2020. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601-8722.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust

USCA Premium Buy-Write Fund

September 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2020 to September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Share Class[1]	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period[2] (04/01/20 to 09/30/20)	Net Annualized Expense Ratio
Institutional Class Shares Actual	$1,000.00	$1,134.25	$6.14	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
1	No information is provided for Investor Class shares because shares of that class had not yet been issued as of September 30, 2020.
2	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/366 days (to reflect the period), for Institutional Class shares.

USCA Premium Buy-Write Fund

Allocation of Fund Holdings

As of September 30, 2020 (Unaudited)

(expressed as a percentage of net asset value)

Technology
15.28%
Consumer Staples
15.09%
Money Market Fund
13.01%
Health Care
10.10%
Materials
8.31%
Industrials
6.90%
Financials
6.67%
Communications
6.30%
Exchange Traded Funds
5.31%
Consumer Discretionary
4.78%
Utilities
4.74%
Real Estate Investment Trusts (REITS)
4.58%
Energy
2.31%

Please see Schedule of Investments for a detailed listing of the Fund's holdings.

USCA Premium Buy-Write Fund

Schedule of Investments

September 30, 2020

	Shares	Fair Value
COMMON STOCKS - 80.48%[a,b]
Communications - 6.30%
Comcast Corporation	12,000	$555,120
Verizon Communications, Inc.	12,000	713,880
The Walt Disney Co.	2,000	248,160
		1,517,160
Consumer Discretionary - 4.78%
DR Holton, Inc.	3,000	226,890
The Home Depot, Inc.	2,200	610,962
Nike, Inc.	2,500	313,850
		1,151,702
Consumer Staples - 15.09%
Colgate-Palmolive Company	3,000	231,450
Costco Wholesale Corp.	1,500	532,500
Hormel Foods Corp.	3,500	171,115
Keurig Dr. Pepper Inc.	17,000	469,200
Kimberly-Clark Corporation	1,500	221,490
PepsiCo, Inc.	3,000	415,800
The Procter & Gamble Company	1,500	208,485
Target Corporation	3,200	503,744
Walgreens Boots Alliance, Inc.	7,000	251,440
Walmart Inc.	4,500	629,595
		3,634,819
Energy - 2.31%
Chevron Corp.	1,400	100,800
EOG Resources, Inc.	6,000	215,640
Kinder Morgan Inc.	15,000	184,950
Royal Dutch Shell PLC ADR[c]	2,200	55,374
		556,764
Financials - 6.67%
Bank of America Corp.	11,000	264,990
Citigroup Inc.	5,500	237,105
JPMorgan Chase Financial Company LLC	2,000	192,540
Prudential Financial, Inc.	6,500	412,880
Visa Inc.	2,500	499,925
		1,607,440

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Investments - (continued)

September 30, 2020

	Shares	Fair Value
Health Care - 10.10%
Amgen, Inc.	2,000	$508,320
Bristol-Myers Squibb Company	4,000	241,160
CVS Health Corporation	3,500	204,400
Johnson & Johnson	4,000	595,520
Merck & Co, Inc.	3,000	248,850
Novartis AG ADR[c]	3,000	260,880
UnitedHealth Group Inc.	1,200	374,124
		2,433,254
Industrials - 6.90%
Caterpillar Inc.	3,000	447,450
Emerson Electric Co.	5,500	360,635
FedEx Corp.	500	125,760
Kansas City Southern	2,000	361,660
L3Harris Technologies Inc.	800	135,872
Raytheon Technologies Corp.	4,000	230,160
		1,661,537
Materials - 8.31%
Albemarle Corp.	1,400	124,992
Barrick Gold Corp.[c]	18,000	505,980
Franco-Nevada Corporation[c]	4,500	628,110
Freeport-McMoRan, Inc.	7,000	109,480
Newmont Goldcorp Corporation	10,000	634,500
		2,003,062
Technology - 15.28%
Activision Blizzard, Inc.	4,500	364,275
Applied Materials, Inc.	4,000	237,800
Cisco Systems, Inc.	13,000	512,070
Citrix Systems, Inc.	1,000	137,710
Intel Corporation	10,000	517,800
Microsoft Corporation	3,300	694,089
Oracle Corporation	6,000	358,200
Taiwan Semiconductor Manufacturing Company Ltd. ADR[c]	6,000	486,420
Texas Instruments, Inc.	2,600	371,254
		3,679,618
Utilities - 4.74%
Duke Energy Corporation	6,000	531,360
NextEra Energy Corp.	2,200	610,632
		1,141,992

TOTAL COMMON STOCKS (Cost $17,546,715)		19,387,348

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Investments - (continued)

September 30, 2020

	Shares	Fair Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.58%[a,b]
Financials - 4.58%
Crown Castle International Corp.	2,300	382,950
Digital Realty Trust, Inc.	2,500	366,900
Prologis, Inc.	3,500	352,170
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $1,107,203)		1,102,020

EXCHANGE TRADED FUNDS - 5.31%[a,b]
iShares 20 + Year Treasury Bond ETF	3,500	$571,410
SPDR Gold Shares[e]	4,000	708,480
TOTAL EXCHANGE TRADED FUNDS (Cost $1,074,283)		1,279,890

MONEY MARKET FUND - 13.01%[a] First American Treasury Obligations Fund Class X, 0.06%[d]	3,133,625	3,133,625
TOTAL MONEY MARKET FUNDS (Cost $3,133,625)		3,133,625

Total Investments (Cost $22,861,825) - 103.38%[a]		$24,902,883
Total Value of Options Written (Premiums received $628,872) - (2.59%)[a]		(623,947)
Other Liabilities in Excess of Assets - (0.79)%[a]		(189,156)
TOTAL NET ASSETS - 100.00%		$24,089,780

Footnotes

ADR American Depositary Receipt

[a]	Percentages are stated as a percent of net assets.
[b]	All or a portion of the securities represents collateral for outstanding call option contracts written. As of September 30, 2020, the total value of collateral securities for outstanding call option contracts written was $21,769,258.
[c]	Foreign issued security.
[d]	Rate reported is the 7-day current yield as of September 30, 2020.
[e]	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Options Written

September 30, 2020

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Activision Blizzard, Inc.	October 2020	$85.00	40	$(340,000)	$(2,880)
Activision Blizzard, Inc.	November 2020	85.00	5	(42,500)	(1,445)
Albemarle Corp.	December 2020	95.00	14	(133,000)	(7,630)
Amgen, Inc.	November 2020	255.00	10	(255,000)	(12,650)
Amgen, Inc.	December 2020	270.00	10	(270,000)	(8,175)
Applied Materials, Inc.	November 2020	57.50	40	(230,000)	(20,500)
Bank of America Corp.	November 2020	26.00	90	(234,000)	(6,750)
Bank of America Corp.	November 2020	28.00	20	(56,000)	(650)
Barrick Gold Corporation	October 2020	31.00	83	(257,300)	(1,162)
Barrick Gold Corporation	November 2020	30.00	10	(30,000)	(1,130)
Barrick Gold Corporation	December 2020	32.00	87	(278,400)	(8,874)
Bristol-Myers Squibb Company	November 2020	60.00	25	(150,000)	(6,375)
Bristol-Myers Squibb Company	December 2020	60.00	15	(90,000)	(4,500)
Catepillar, Inc.	October 2020	145.00	20	(290,000)	(13,000)
Catepillar, Inc.	November 2020	150.00	5	(75,000)	(3,688)
Catepillar, Inc.	November 2020	160.00	5	(80,000)	(1,838)
Chevron Corp.	November 2020	85.00	14	(119,000)	(861)
Cisco Systems, Inc.	November 2020	42.00	60	(252,000)	(4,860)
Cisco Systems, Inc.	November 2020	44.00	60	(264,000)	(2,430)
Cisco Systems, Inc.	December 2020	45.00	10	(45,000)	(470)
Citigroup, Inc.	December 2020	50.00	55	(275,000)	(5,995)
Citrix Systems, Inc.	October 2020	145.00	10	(145,000)	(1,150)
Colgate-Palmolive Company	November 2020	77.50	30	(232,500)	(7,350)
Comcast Corporation	October 2020	45.00	50	(225,000)	(8,175)
Comcast Corporation	November 2020	47.50	70	(332,500)	(10,675)
Costco Wholesale Corp.	October 2020	340.00	15	(510,000)	(25,238)
Crown Castle International Corp.	October 2020	165.00	8	(132,000)	(3,680)
Crown Castle International Corp.	November 2020	170.00	8	(136,000)	(4,800)
Crown Castle International Corp.	November 2020	175.00	7	(122,500)	(2,835)
CVS Health Corporation	November 2020	62.50	35	(218,750)	(3,990)
DR Holton, Inc.	October 2020	72.50	30	(217,500)	(13,350)
Digital Realty Trust, Inc.	October 2020	145.00	10	(145,000)	(4,750)
Digital Realty Trust, Inc.	November 2020	155.00	15	(232,500)	(5,775)
Disney Walt Co.	October 2020	130.00	20	(260,000)	(1,750)
Duke Energy Corporation	October 2020	85.00	50	(425,000)	(22,000)
Duke Energy Corporation	November 2020	82.50	10	(82,500)	(7,500)
Emerson Electric Co.	October 2020	65.00	5	(32,500)	(1,020)
Emerson Electric Co.	December 2020	70.00	10	(70,000)	(2,065)
Emerson Electric Co.	November 2020	75.00	40	(300,000)	(1,980)
EOG Resources, Inc.	January 2021	45.00	10	(45,000)	(1,255)
EOG Resources, Inc.	October 2020	45.00	40	(180,000)	(380)
EOG Resources, Inc.	November 2020	42.50	10	(42,500)	(830)
FedEx Corp.	October 2020	200.00	5	(100,000)	(25,538)
Franco-Nevada Corporation	October 2020	160.00	20	(320,000)	(600)
Franco-Nevada Corporation	November 2020	160.00	25	(400,000)	(5,813)
Freeport-McMoRan, Inc.	October 2020	16.00	70	(112,000)	(3,290)
The Home Depot, Inc.	October 2020	275.00	4	(110,000)	(2,930)
The Home Depot, Inc.	November 2020	270.00	5	(135,000)	(8,738)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Options Written - (Continued)

September 30, 2020

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
The Home Depot, Inc.	November 2020	$295.00	13	$(383,500)	$(7,833)
Hormel Foods Corp.	October 2020	50.00	35	(175,000)	(1,575)
Intel Corporation	January 2021	57.50	30	(172,500)	(4,905)
Intel Corporation	October 2020	50.00	25	(125,000)	(5,750)
Intel Corporation	October 2020	52.50	45	(236,250)	(3,622)
iShares 20 Year Treasury Bond ETF	October 2020	165.00	15	(247,500)	(1,552)
iShares 20 Year Treasury Bond ETF	November 2020	170.00	20	(340,000)	(2,610)
Johnson & Johnson	November 2020	150.00	40	(600,000)	(19,200)
JPMorgan Chase Financial Company LLC	October 2020	110.00	15	(165,000)	(247)
JPMorgan Chase Financial Company LLC	December 2020	115.00	5	(57,500)	(600)
Kansas City Southern	October 2020	1,180.00	13	(1,534,000)	(8,775)
Kansas City Southern	November 2020	190.00	7	(133,000)	(4,130)
Keurig Dr Pepper Inc.	October 2020	30.00	110	(330,000)	(275)
Keurig Dr Pepper Inc.	November 2020	27.00	40	(108,000)	(5,520)
Keurig Dr Pepper Inc.	November 2020	28.00	20	(56,000)	(1,900)
Kimberly-Clark Corporation	October 2020	150.00	15	(225,000)	(2,250)
Kinder Morgan Inc.	December 2020	16.00	150	(240,000)	(825)
L3Harris Technologies, Inc.	November 2020	195.00	8	(156,000)	(1,180)
Merck & Co, Inc.	October 2020	82.50	30	(247,500)	(5,145)
Microsoft Corporation	October 2020	205.00	23	(471,500)	(18,975)
Microsoft Corporation	November 2020	220.00	10	(220,000)	(7,125)
Newmont Goldcorp Corporation	October 2020	67.50	20	(135,000)	(1,110)
Newmont Goldcorp Corporation	November 2020	70.00	20	(140,000)	(3,340)
Newmont Goldcorp Corporation	November 2020	75.00	60	(450,000)	(4,740)
Nextera Energy, Inc.	October 2020	290.00	6	(174,000)	(1,095)
Nextera Energy, Inc.	November 2020	290.00	11	(319,000)	(7,920)
Nextera Energy, Inc.	December 2020	300.00	5	(150,000)	(3,200)
Nike, Inc.	October 2020	110.00	10	(110,000)	(15,650)
Nike, Inc.	November 2020	115.00	15	(172,500)	(19,537)
Novartis AG ADR	October 2020	90.00	30	(270,000)	(1,125)
Oracle Corporation	November 2020	62.50	60	(375,000)	(8,340)
PepsiCo, Inc.	November 2020	140.00	30	(420,000)	(13,575)
The Procter & Gamble Company	November 2020	140.00	15	(210,000)	(6,375)
Prologis, Inc.	October 2020	105.00	25	(262,500)	(1,812)
Prologis, Inc.	November 2020	105.00	10	(105,000)	(2,725)
Prudential Financial, Inc.	October 2020	67.50	10	(67,500)	(575)
Prudential Financial, Inc.	November 2020	70.00	27	(189,000)	(3,915)
Prudential Financial, Inc.	December 2020	70.00	28	(196,000)	(5,670)
Raytheon Company	November 2020	65.00	40	(260,000)	(3,980)
Royal Dutch Shell plc	October 2020	30.00	22	(66,000)	(220)
SPDR Gold Shares	October 2020	186.00	20	(372,000)	(780)
SPDR Gold Shares	October 2020	200.00	15	(300,000)	(75)
SPDR Gold Shares	November 2020	200.00	5	(100,000)	(415)
Taiwan Semiconductor Manufacturing Company Ltd.	October 2020	80.00	20	(160,000)	(7,100)
Taiwan Semiconductor Manufacturing Company Ltd.	October 2020	90.00	20	(180,000)	(1,070)
Taiwan Semiconductor Manufacturing Company Ltd.	November 2020	90.00	20	(180,000)	(3,780)
Target Corporation	October 2020	135.00	10	(135,000)	(21,725)
Target Corporation	November 2020	155.00	22	(341,000)	(20,405)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund

Schedule of Options Written - (Continued)

September 30, 2020

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Texas Instruments, Inc.	October 2020	$140.00	26	$(364,000)	$(13,390)
UnitedHealth Group Inc.	October 2020	310.00	7	(217,000)	(6,562)
UnitedHealth Group Inc.	November 2020	340.00	5	(170,000)	(2,500)
Verizon Communications, Inc.	October 2020	60.00	70	(420,000)	(2,905)
Verizon Communications, Inc.	November 2020	62.50	50	(312,500)	(2,600)
Visa Inc.	October 2020	210.00	15	(315,000)	(1,440)
Visa Inc.	November 2020	205.00	10	(205,000)	(6,775)
Walgreens Boots Alliance, Inc.	October 2020	37.50	70	(262,500)	(5,495)
Walmart Inc.	October 2020	135.00	20	(270,000)	(12,250)
Walmart Inc.	November 2020	145.00	20	(290,000)	(8,650)
Walmart Inc.	December 2020	140.00	5	(70,000)	(3,812)

Total Value of Call Options Written (Premiums received $628,872)				$(23,988,700)	$(623,947)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statement of Assets and Liabilities

September 30, 2020

USCA Premium Buy-Write Fund
Assets
Investments, at fair value (cost $22,861,825)	$24,902,883
Dividend and interest receivable	11,481
Receivable for investments sold	15,596
Prepaid expenses	4,085
Total Assets	24,934,045

Liabilities
Options written, at fair value (premiums received $628,872)	623,947
Payable for investments purchased	110,679
Payable to Adviser, net	10,378
Accrued administration expense	34,835
Accrued audit expense	20,482
Accrued trustee fees	5,015
Accrued transfer agent fees and expense	15,693
Accrued expenses and other liabilities	23,236
Total Liabilities	844,265

Net Assets	$24,089,780

Net Assets Consist of:
Paid in capital	$23,881,311
Total distributable earnings	208,469
Net Assets	$24,089,780

Institutional Class
Net assets applicable to outstanding shares	$24,089,780
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,479,806
Net asset value per share outstanding	$9.71

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statement of Operations

For the Year Ended September 30, 2020

USCA Premium Buy-Write Fund
Investment Income
Dividend income (Net of foreign taxes withheld of $5,444)	$538,863
Interest income	18,017
Total Investment Income	556,880

Expenses
Investment advisory fees	190,905
Portfolio accounting and administration fees	85,715
Transfer agent fees and expenses	35,152
Other expenses	20,754
Custody fees	22,522
Audit and tax fees	17,483
Legal fees	36,600
Trustees' fees	15,014
Registration fees	454
Total Expenses Before Waiver/Reimbursement	424,599
(Waiver/Reimbursement by Adviser) / Recoupment by Adviser	(143,138)
Net Expenses	281,461
Net Investment Income	275,419
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(568,203)
Net realized loss on written option contracts	(334,939)
Net change in unrealized appreciation on investments	279,982
Net change in unrealized appreciation on written option contracts	79,894
Net Loss from Investments	(543,266)
Net Decrease in Net Assets Resulting from Operations	$(267,847)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Statements of Changes in Net Assets

	USCA Premium Buy-Write Fund
	For the Year Ended	For the Year Ended
	September 30, 2020	September 30, 2019

Change in Net Assets Resulting from Operations
Net investment income	$275,419	$355,702
Net realized loss	(903,142)	(194,247)
Net change in unrealized appreciation (depreciation) on investments and written option contracts	359,876	469,851
Net Increase (decrease) in Net Assets Resulting from Operations	(267,847)	631,306

Dividends Paid to Shareholders
Net dividends	(247,643)	(701,208)
Return of capital	(701,322)	(748,936)
Change in Net Assets from Dividends Paid to Shareholders	(948,965)	(1,450,144)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	1,698,218	5,668,006
Reinvestment of distributions	843,736	1,271,888
Payments for shares redeemed	(3,151,882)	(2,014,709)
Net Increase (decrease) in Net Assets Resulting from Capital Transactions	(609,928)	4,925,185

Net Increase (decrease) in Net Assets	(1,826,740)	4,106,347
Net Assets, Beginning of Period	25,916,520	21,810,173
Net Assets, End of Period	$24,089,780	$25,916,520

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Financial Highlights

	Institutional Class

	USCA Premium Buy-Write Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	Period from November 29, 2016(1) to September 30, 2017

Per Share Operating Performance (2)
Beginning net asset value	$10.16	$10.58	$10.47	$10.00

Gain From Investment Operations
Net investment income (3)	0.10	0.15	0.13	0.11
Net gain (loss) from investments	(0.17)	0.07	0.35	0.42

Total from Investment Operations	(0.07)	0.22	0.48	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.10)	(0.20)	(0.13)	(0.06)
Distributions from net realized gains	—	(0.11)	(0.25)	—
Distributions from return of capital	(0.28)	(0.33)	—	—

Total Distributions	(0.38)	(0.64)	(0.37)	(0.06)

Ending Net Asset Value	$9.71	$10.16	$10.58	$10.47

Total return	(0.54)%	2.43%	4.74%	5.30	%(4)

Supplemental Data and Ratios
Net assets, end of period	$24,089,780	$25,916,520	$21,810,173	$14,484,849
Ratio of expenses to average net assets before waiver	1.73%	1.63%	2.02%	2.91	%(5)
Ratio of expenses to average net assets after waiver	1.15%	1.15%	1.15%	1.15	%(5)
Ratio of net investment income to average net assets before waiver	0.54%	1.05%	0.43%	(0.46	)%(5)
Ratio of net investment income to average net assets after waiver	1.13%	1.53%	1.30%	1.30	%(5)
Portfolio turnover rate	90.13%	96.14%	73.78%	80.96	%(4)

(1) Commencement of operations.

(2) Information presented in table relates to a share of beneficial interest outstanding through each period presented.

(3) Calculated using average shares outstanding method.

(4) Not annualized.

(5) Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust

Notes to Financial Statements

September 30, 2020

1.	Organization

USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one diversified series, the USCA Premium Buy-Write Fund (the “Fund”). The Fund commenced operations on November 29, 2016. The Fund’s investment objective is to seek growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”). The Fund defines large cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Adviser (defined below) anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”). The Adviser is an investment adviser registered with the Securities and Exchange Commission.

The Trust has a Board of Trustees (the “Board” or “Trustees”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of September 30, 2020. Neither class has a front-end or back-end sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans (if any). The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update (“ASU”) 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 5. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

C. Investment Valuation

All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If, on a particular day, there are no quoted ask prices for a position held long or quoted bid prices for a position held short, the most recently quoted bid and ask prices, respectively, will be used. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Money market funds are valued at net asset value (“NAV”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options are valued using the composite mean price provided by an independent third-party pricing service approved by the Board. If the pricing service is unable to provide a price, fair value shall be determined as set forth by the Board. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

See Note 8 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation

The Fund will elect to be treated as and intends to to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the year ended September 30, 2020, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

E. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

G. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3.	Investment Transactions

For the year ended September 30, 2020, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $21,014,543 and $22,517,280 (excluding short-term securities), respectively.

4.	Income Taxes

The tax character of dividends paid to shareholders during the years ended September 30, 2020 and September 30, 2019, was as follows:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
For the year September 30, 2019	$536,579	$164,629	$748,936	$1,450,144
For the year September 30, 2020	$247,643	$—	$701,322	$948,965

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications between distributable earnings and paid-in capital. Accordingly, on September 30, 2020, for the Fund, paid in capital was decreased by $1,484 and distributable earnings was increased by $1,484.

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

The following information is provided on a tax basis as of September 30, 2020:

Cost of investments	$22,977,513

Gross unrealized appreciation	$2,856,105
Gross unrealized depreciation	(930,735)
Net unrealized appreciation (depreciation)	1,925,370

Undistributed ordinary income	—
Undistributed long term gains	—
Other accumulated gain (loss)	(1,716,901)
Total distributable earnings	$208,469

Temporary differences between book and tax amounts are due to straddles, wash sales, and grantor trusts. Capital loss carryforwards are available to offset future taxable income. The Fund has the following capital loss carryforwards for the year ended September 30, 2020:

Non-Expiring – Short Term	Non-Expiring – Long Term
$484,268	$ —

Under current tax rules, RICs can elect to treat certain late-year losses incurred and post-October capital losses as arising on the first day of the following taxable year. The Fund elected to defer no post-October capital losses for the year ended September 30, 2020.

5.	Investment Advisory Services and Other Agreements

The Fund has entered into an Investment Advisory Agreement with USCA. Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets. For the year ended September 30, 2020, the Fund incurred $190,905 in fees under the Investment Advisory Agreement.

Through January 31, 2022, and automatically renewing with consent of the Board, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a Class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares and 1.40% for Investor Class shares (“Operating Expense Limitation”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or the expenses reimbursed, if such recoupment can be achieved within the lower of the Operating Expense Limitation or the expense limits in place at the time of recoupment. During the fiscal year ended September 30, 2020, there was $165,843 of waived fees and expenses that expired and are no longer subject to potential recoupment. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

Fiscal Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
September 30, 2018	166,598	—	166,598	September 30, 2021
September 30, 2019	112,169	—	112,169	September 30, 2022
September 30, 2020	143,138	—	143,138	September 30, 2023
Total	$421,905	$—	$421,905

The Fund has engaged U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, to serve as the Fund's administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has engaged Quasar Distributors, LLC to serve as the Fund’s distributor.

6.	Capital Share Transactions

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Sold	183,676	$1,698,218	559,902	$5,668,006
Dividends Reinvested	88,282	843,736	128,556	1,271,888
Redeemed	(343,191)	(3,151,882)	(198,818)	(2,014,709)
Net increase (decrease)	(71,233)	$(609,928)	489,640	$4,925,185

7.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Adviser, and one Trustee is an affiliate, and neither receive compensation from the Fund for serving as such.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

8.	Fair Value of Financial Instruments

As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Board has adopted fair valuation procedures, and has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator and (iii) Adviser. When determining the value of a security, fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Fair Value Measurements at Reporting Date Using

Description (a)	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$19,387,348	$—	$—	$19,387,348
Real Estate Investment Trusts (REITS)	1,102,020	—	—	1,102,020
Exchange Traded Funds	1,279,890	—	—	1,279,890
Money Market Fund	3,133,625	—	—	3,133,625
Total Assets	$24,902,883	$—	$—	$24,902,883

Liabilities
Written Options	$623,947	$—	$—	$623,947
Total Liabilities	$623,947	$—	$—	$623,947

(a)	All other industry classifications are identified in the Schedules of Investments and Schedule of Options Written.

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the year ended September 30, 2020 there were no transfers between Level 1, Level 2 or Level 3.

9.	Derivative Financial Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (“writes”) call options on securities held in its portfolio (i.e., covered call options). The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received. Written covered call options limit the upside potential of a security above the strike price.

Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful, and investors could still lose money through investing in the Fund.

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities as of September 30, 2020:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value

Equity Risk - Written equity options	Options written, at fair value	$623,947

USCA Fund Trust

Notes to Financial Statements (continued)

September 30, 2020

The following table presents the effect of derivatives on the Statement of Operations for the year ended September 30, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives	Net Realized Loss on Written Option Contracts	Change in Net Unrealized Appreciation of Written Option Contracts
Equity Risk - Written equity options	Options	$(334,939)	$79,894

The average notional amount of all written call options for the year ended September 30, 2020 was $23,137,129.

10.	Affiliated Broker Commissions

For the year ended September 30, 2020, the Fund paid $63,151 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

11.	Subsequent Events

On October 6, 2020, the Board approved the proposed reorganization agreement of the Fund into the Ziegler FAMCO Hedged Equity Fund (the “Acquiring Fund”), a newly created series of Trust for Advised Portfolios.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of September 30, 2020, through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of USCA Premium Buy-Write Fund and

Board of Trustees of USCA Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of USCA Premium Buy-Write Fund (the “Fund”), a series of USCA Fund Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 24, 2020

USCA Fund Trust

Additional Information

September 30, 2020 (Unaudited)

Form N-Q and N-PORT

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q and Part of Form N- PORT are available without charge by visiting the SEC’s web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Adviser toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Adviser toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Tax Information

The Fund designates 100% of its ordinary income distribution for the period ended September 30, 2020, as qualified dividend income, 100% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders and 0% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

USCA FUND TRUST

Trustees and Officers* (Unaudited)

September 30, 2020

Name and Year of Birth	Position/Term of Office**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee
John Ferguson (Born 1945)	Trustee since 2016	Board of Managers at Salient Partners (investment adviser) (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (private equity firm) (9/12-present), Non- Executive Chair Investment Committee at Ascendent Advisors (1/10-present).	2	Director at ABM Industries, Inc. (integrated facility solutions provider), (12/09-present).

Robert Harvey (Born 1955)	Trustee since 2016	President and CEO at Greater Houston Partnership (economic development organization) (9/12-present).	2	Director at TRC Companies, Inc. (environmental services) (7/2007-11/2015).

Paul Wigdor (Born 1968)	Trustee since 2016	Managing Partner at Overlook 4 Holdings (2/11 - present), Managing Director at Ascendant Funds (2/11 - present), Chief Compliance Officer of Qapital Invest, LLC (11/17 - present).	2	Global Restaurant Systems (1/13 - present), Private Communications Corp. (11/10 - present), ChartIQ (1/14 – present), Global Bridge (10/13 – 3/15), Uma Temakeria (8/14 –11/17).

Interested Trustees and Officers
Phil Pilibosian (BORN 1968)****	President and Trustee since 2016	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13).	2

USCA FUND TRUST

Trustees and Officers* (Continued)

September 30, 2020

Name and Year of Birth	Position/Term of Office**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** * Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Thomas V. Rushing (Born 1940)****	Trustee since May 2018	Financial Consultant, Merrill Lynch Wealth Management (1978-2017).	1	n/a

OFFICERS WHO ARE NOT TRUSTEES
Officers
Chris Arnold (Born 1977)	Treasurer since 2017	Managing Director & CFO at US Capital Advisors LLC (6/17 – present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners, L.P. (6/10 – 5/17), CFO at Salient Capital, L.P. (1/10– 5/17).	n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since 2016	Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13).	n/a	n/a

Courtney Bowling (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since 2017	Managing Director at US Capital Advisors LLC (8/17 – present), CCO at NatAlliance Securities (5/14 - 7/17), Attorney at Texas State Securities Board (8/10 - 4/14).	n/a	n/a

*	The business address of each Trustee and Officer is care of USCA Asset Management LLC, 4444 Westheimer Road, Suite G500, Houston Texas 77027.
**	The term of office for each trustee and officer listed above will continue indefinitely until the individual resigns or is removed
***	The term "Fund Complex" includes the Fund and USCA All Terrain Fund, a closed-end fund
****	Phil Pilibosian and Thomas Rushing are "Interested Trustees" of the Trust, as that term is defined under the 1940 Act, because of their affiliation with the Adviser.

USCA FUND TRUST

Approval of Investment Management Agreement

September 30, 2020 (Unaudited)

In connection with the meeting held on September 10, 2020, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the Advisory Agreement. In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Fund, the Adviser and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. The Board considered the performance of the Fund, noting that the Fund underperformed its peer group and Morningstar category over the trailing 1-year period and for the since inception period, while outperforming its benchmark index, the CBOE BuyWrite Index, over the 1-year and underperforming for the since inception period. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark, the performance of the Fund is satisfactory.

Nature, Extent and Quality of Service. The Board next considered the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the responses provided in the 15(c) Questionnaire, which included a discussion of the services provided by the Adviser. The 15(c) Questionnaire also included the biographical information for Messrs. Davis Rushing, Kelly Rushing, Pilibosian, Prihoda and Arnold, and Ms. Bowling. The Board discussed the credentials of each. The Board considered the responsibilities of each key professional servicing the Fund, and noted the continuity of these key professionals. The Board discussed the unique strategy of the Fund, including its covered call strategy, and it considered the Adviser’s broker-selection process, discussing the factors used by the Adviser to select its affiliated broker as the primary broker for the Fund, and determined that such factors were reasonable. The Board also highlighted that the Fund had no material compliance issues had arisen since the most recent approval of the Advisory Agreement.

Fees & Expenses. The Board next considered the management fee of 0.78%. It noted that this was below the peer average of 0.81%, the Morningstar category average of 0.85%, and the average fee charged to other comparable accounts. The Board noted that the advisory fees of the funds in the peer group ranged from 0.55% to 1.25% and that the Fund’s fee compared favorably to this group. The Board also noted that the Fund’s net expense ratio was 1.15% lower than the peer group average of 1.16%. The Board noted the peer group’s net expense ratio ranged from 0.87% to 1.80%. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included eight funds with similar strategies to the Fund. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Adviser from its relationship with the Fund. The Board discussed information provided by the Adviser indicating that the Adviser had not, over the past year, realized a profit from its relationship with the Fund under the Management Agreement. The Board concluded that the profit the Adviser had made was not excessive.

USCA FUND TRUST

Approval of Investment Management Agreement (continued)

September 30, 2020 (Unaudited)

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the Adviser’s advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time, and they agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the future shareholders of the Fund.

USCA FUND TRUST

Review of Liquidity Risk Management Program

September 30, 2020 (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At a recent meeting (the “Meeting”) of the USCA Fund Trust Board of Trustees (the “Board”), the Board reviewed the liquidity risk management program (the “Program”) applicable to the USCA Premium Buy-Write Fund (the “Fund”), pursuant to the Liquidity Rule. The Board appointed the Fund’s investment adviser as the program administrator (the “Administrator”) for the Program. At the Meeting, the Administrator provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, and any material changes to the Program (the “Report”). The Report covered the period from May 13, 2019 through June 30, 2020 (the “Reporting Period”).

The Report noted that the Administrator reviewed the following factors, during both normal and reasonably foreseeable stressed conditions: (i) the Fund’s investment strategy and liquidity of portfolio investments; (ii) short-term and long-term cash flow projections; and (iii) holdings of cash or cash equivalents, as well as borrowing arrangements and other funding sources.

The Report further noted: (i) the Administrator’s determination that the Fund was not required to establish a “highly liquid investment minimum” (as such term is defined in the Liquidity Rule); (ii) that the Fund did not exceed the Liquidity Rule’s limitation on illiquid investments during the Reporting Period; and (iii) that there were no material changes to the Program during the Reporting Period.

The Report concluded that the Program was adequately designed to meet the requirements of the Liquidity Rule and has been effectively implemented.

USCA FUND TRUST

Rev. July 2019

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why? What? How?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•       Social Security number and wire transfer instructions

•       account transactions and transaction history

•       investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does USCA Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences.	YES	NO
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 877-259-8722

PRIVACY NOTICE

USCA Fund Trust

What we do:
How does USCA Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA Fund Trust collect my personal information?

We collect your personal information, for example, when you:

•       Open an account or give us your contact information

•       Make a wire transfer

•       Make deposits or withdrawals from your account

•       Tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•       Affiliates from using your information to market to you

•       Sharing for nonaffiliates to market to you

State laws and individual companies may give additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•       Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA Fund Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • USCA Fund Trust doesn’t jointly market.

USCA Fund Trust

Fund Service Providers

Trustees and Officers

Phil Pilibosian, President and Trustee

John Ferguson, Trustee

Robert Harvey, Trustee

Thomas V. Rushing, Trustee

Paul Wigdor, Trustee

Chris Arnold, Treasurer

Bryan Prihoda, Secretary

Courtney Bowling, Chief Compliance Officer and Anti-

Money Laundering Officer

Investment Advisor

USCA Asset Management LLC

4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI

53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator

U.S. Bancorp Fund Services, LLC

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$14,500	$14,000
Audit-Related Fees	-	-
Tax Fees	$3,000	$3,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2020	FYE 09/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	$-	$-
Registrant’s Investment Adviser	$-	$-

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey, and Paul Wigdor.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title) /s/ Phil Pilibosian
Phil Pilibosian, President

Date December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                                  Phil Pilibosian, President

Date December 8, 2020

By (Signature and Title) /s/ Chris Arnold
                                                  Chris Arnold, Treasurer

Date December 8, 2020